Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements:

1.
Registration Statement (Form S-8, File No. 333-252908) pertaining to the 2015 Stock Incentive Plan, 2021 Equity Incentive Plan, 2021 Employee Stock Purchase Plan and Stock Option Awarded Outside of Any Plan of Vor Biopharma Inc.,
2.
Registration Statement (Form S-8, File No. 333-263540) pertaining to the 2021 Equity Incentive Plan and 2021 Employee Stock Purchase Plan of Vor Biopharma Inc.,
3.
Registration Statement (Form S-8, File No. 333-270789) pertaining to the 2021 Equity Incentive Plan, 2021 Employee Stock Purchase Plan and Non-Plan Inducement Stock Option Grant of Vor Biopharma Inc.,
4.
Registration Statement (Form S-8, File No. 333-274275) pertaining to the 2023 Inducement Plan of Vor Biopharma Inc.,
5.
Registration Statement (Form S-8, File No. 333-278117) pertaining to the 2021 Equity Incentive Plan and 2021 Employee Stock Purchase Plan of Vor Biopharma Inc.,
6.
Registration Statement (Form S-8, File No. 333-285971) pertaining to the Amended and Restated 2021 Equity Incentive Plan and 2021 Employee Stock Purchase Plan of Vor Biopharma Inc.,
7.
Registration Statement (Form S-8, File No. 333-290491) pertaining to the Amended and Restated 2021 Equity Incentive Plan and 2023 Inducement Plan of Vor Biopharma Inc.,
8.
Registration Statement (Form S-3, File No. 333-268798) of Vor Biopharma Inc.,
9.
Registration Statement (Form S-3, File No. 333-284380) of Vor Biopharma Inc.,
10.
Registration Statement (Form S-3, File No. 333-285969) of Vor Biopharma Inc.,
11.
Registration Statement (Form S-3, File No. 333-290490) of Vor Biopharma Inc., and
12.
Registration Statement (Form S-3, File No. 333-293052) of Vor Biopharma Inc.

of our report dated March 30, 2026, with respect to the consolidated financial statements of Vor Biopharma Inc. included in this Annual Report (Form 10-K) for the year ended December 31, 2025.

/s/ Ernst & Young LLP

Boston, Massachusetts

March 30, 2026